SECURITY AGREEMENT


         THIS SECURITY AGREEMENT (this "Agreement") is made as of this 3rd day of February, 2000, by and between STV GROUP, INCORPORATED and STV INCORPORATED and its SUBSIDIARIES listed on the attached Schedule A (individually and collectively, the "Grantor"), with an address at 205 West Welsh Drive, Douglassville, Pennsylvania 19518 and PNC BANK, NATIONAL ASSOCIATION (the "Bank"), with an address at 1600 Market Street, Philadelphia, Pennsylvania 19103.

         Under the terms hereof, the Bank desires to obtain and the Grantor desires to grant the Bank security for all of the Obligations (as hereinafter defined).

         NOW, THEREFORE, the Grantor and the Bank, intending to be legally bound, hereby agree as follows:

         1.  Definitions.

                  (a) "Collateral" shall include all personal property of the Grantor, including the following, all whether now owned or hereafter acquired or arising and wherever located: (i) accounts, accounts receivable, contract rights, chattel paper, notes receivable, securities entitlements, securities accounts, investment property, depository accounts, instruments and documents (including warehouse receipts); (ii) goods of every nature, including inventory, stock-in- trade, raw materials, work in process, items held for sale or lease or furnished or to be furnished under contracts of sale or lease, goods that are returned, reclaimed or repossessed, together with materials used or consumed in the Grantor's business; (iii) equipment, including machinery, vehicles, furniture and fixtures; (iv) general intangibles, of every kind and description, including all existing and future customer lists, choses in action, claims (including claims for indemnification or breach of warranty), books, records, patents and patent applications, copyrights, trademarks, tradenames, tradestyles, trademark applications, goodwill, blueprints, drawings, designs and plans, trade secrets, contracts, licenses, license agreements, formulae, tax and any other types of refunds, returned and unearned insurance premiums, rights and claims under insurance policies, and computer information, software, source codes, object codes, records and data; (v) all property of the Grantor now or hereafter in the Bank's possession or in transit to or from, under the custody or control of or on deposit with, the Bank or any affiliate thereof, including deposit and other accounts; (vi) all cash and cash equivalents; and (vii) all cash and non-cash proceeds (including insurance proceeds) of all of the foregoing property, all products thereof and all additions and accessions thereto, substitutions therefor and replacements thereof. The Collateral shall also include any and all other tangible or intangible property that is described as being part of the Collateral pursuant to one or more Riders to Security Agreement that may be attached hereto or delivered in connection herewith, including the Rider to Security Agreement - Copyrights, the Rider to Security Agreement - Patents, the Rider to Security Agreement - Trademarks and the Rider to Security Agreement - Cash Collateral Account.

                  (b) "Loan Documents" means this Agreement, that certain Letter Agreement dated February 3, 2000, that certain Reimbursement Agreement for Standby Letter(s) of Credit dated February 3, 2000, and any and all notes evidencing the Obligations, as any of them may be amended, modified or restated after the date hereof. Any capitalized terms used herein, unless otherwise defined herein shall have the meanings given them in the Loan Documents.

                  (c) "Obligations" shall include all loans, advances, debts, liabilities, obligations, covenants and duties owing from the Grantor to the Bank or to any other direct or indirect subsidiary of PNC Bank Corp., of any kind or nature, present or future (including any interest accruing thereon after maturity, or after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to the Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether or not evidenced by any note, guaranty or other instrument, whether arising under any agreement, instrument or document, whether or not for the payment of money, whether arising by reason of an extension of credit, opening of a letter of credit, loan, equipment lease or guarantee, under any interest or currency swap, future, option or other interest rate protection or similar agreement, or in any other manner, whether arising out of overdrafts on deposit or other accounts or electronic funds transfers (whether through automated clearing houses or otherwise) or out of the Bank's non-receipt of or inability to collect funds or otherwise not being made whole in connection with depository transfer check or other similar arrangements, whether direct or indirect (including those acquired by assignment or participation), absolute or contingent, joint or several, due or to become due, now existing or hereafter arising, and any amendments, extensions, renewals or increases and all costs and expenses of the Bank incurred in the documentation, negotiation, modification, enforcement, collection or otherwise in connection with any of the foregoing, including reasonable attorneys' fees and expenses.

                  (d) "UCC" means the Uniform Commercial Code, as adopted and enacted and as in effect from time to time in the State whose law governs pursuant to the Section of this Agreement entitled "Governing Law and Jurisdiction." Terms used herein which are defined in the UCC and not otherwise defined herein shall have the respective meanings ascribed to such terms in the UCC.

         2. Grant of Security Interest. To secure the Obligations, the Grantor, as debtor, hereby assigns and grants to the Bank, as secured party, a continuing lien on and security interest in the Collateral.

         3. Change in Name or Locations. The Grantor hereby agrees that if the location of the Collateral changes from the locations listed on Exhibit "A" hereto and made part hereof, or if the Grantor changes its name or form or jurisdiction of organization, or establishes a name in which it may do business that is not listed as a tradename on Exhibit "A" hereto, the Grantor will immediately notify the Bank in writing of the additions or changes. The Grantor's chief executive office, form of organization and jurisdiction of organization are also shown on Exhibit "A" hereto.

         4. Representations and Warranties. The Grantor represents, warrants and covenants to the Bank that: (a) the Grantor has good, marketable and indefeasible title to the Collateral, has not made any prior sale, pledge, encumbrance, assignment or other disposition of any of the Collateral, and the Collateral is free from all encumbrances and rights of setoff of any kind except the lien in favor of the Bank created by this Agreement and except any account debtor's right to withhold a percentage of its payment as a retainage in the ordinary course of business pursuant to the agreement giving rise to such account ("Retainages"); (b) except as herein provided, the Grantor will not hereafter without the Bank's prior written consent sell, pledge, encumber, assign or otherwise dispose of any of the Collateral or permit any right of setoff (other than Retainages), lien or security interest to exist thereon except to the Bank; (c) the Grantor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein; (d) each account and general intangible, if included in the definition of Collateral, is genuine and enforceable in accordance with its terms and the Grantor will defend the same against all claims, demands, setoffs (other than valid Retainages) and counterclaims at any time asserted; and (e) at the time any account or general intangible becomes subject to this Agreement, such account or general intangible will be a good and valid account representing a bona fide sale of goods or services by the Grantor and such goods will have been shipped to the respective account debtors or the services will have been performed for the respective account debtors, and no such account or general intangible will be subject to any claim for credit, allowance or adjustment by any account debtor or any setoff, defense or counterclaim, other than Retainages.

         5. Grantor's Covenants. The Grantor covenants that it shall:

                  (a) from time to time and at all reasonable times allow the Bank, by or through any of its officers, agents, attorneys, or accountants, to examine or inspect the Collateral, notify account debtors of the Bank's security interest in accounts (if included in the definition of Collateral) and obtain valuations and audits of the Collateral, at the Grantor's expense, wherever located. The Grantor shall do, obtain, make, execute and deliver all such additional and further acts, things, deeds, assurances and instruments as the Bank may require to vest in and assure to the Bank its rights hereunder and in or to the Collateral, and the proceeds thereof, including waivers from landlords, warehousemen and mortgagees;

                  (b) keep the Collateral in good order and repair at all times and immediately notify the Bank of any event causing a material loss or decline in value of the Collateral, whether or not covered by insurance, and the amount of such loss or depreciation;

                  (c) only use or permit the Collateral to be used in accordance with all applicable federal, state, county and municipal laws and regulations; and

                  (d) have and maintain insurance at all times with respect to all Collateral against risks of fire (including so-called extended coverage), theft, sprinkler leakage, and other risks (including risk of flood if any Collateral is maintained at a location in a flood hazard zone) as the Bank may require, in such form, in such amount, for such period and written by such companies as may be satisfactory to the Bank in its sole discretion. Each such casualty insurance policy shall contain a standard Lender's Loss Payable Clause issued in favor of the Bank under which all losses thereunder shall be paid to the Bank as the Bank's interest may appear. Such policies shall expressly provide that the requisite insurance cannot be altered or canceled without at least thirty (30) days prior written notice to the Bank and shall insure the Bank notwithstanding the act or neglect of the Grantor. Upon the Bank's demand, the Grantor shall furnish the Bank with duplicate original policies of insurance or such other evidence of insurance as the Bank may require. In the event of failure to provide insurance as herein provided, the Bank may, at its option, obtain such insurance and the Grantor shall pay to the Bank, on demand, the cost thereof. Proceeds of insurance may be applied by the Bank to reduce the Obligations or to repair or replace Collateral, all in the Bank's sole discretion.

         6. Negative Pledge; No Transfer. The Grantor will not sell or offer to sell or otherwise transfer or grant or allow the imposition of a lien or security interest upon the Collateral (except for sales of inventory and collections of accounts in the Grantor's ordinary course of business) or use any portion thereof in any manner inconsistent with this Agreement or with the terms and conditions of any policy of insurance thereon.

         7. Covenants for Accounts. If accounts are included in the definition of Collateral:

                  (a) The Grantor will, on the Bank's demand, make notations on its books and records showing the Bank's security interest and make available to the Bank shipping and delivery receipts evidencing the shipment of the goods that gave rise to an account, completion certificates or other proof of the satisfactory performance of services that gave rise to an account, a copy of the invoice for each account and copies of any written contract or order from which an account arose. The Grantor shall promptly notify the Bank if an account becomes evidenced or secured by an instrument or chattel paper and upon the Bank's request, will promptly deliver any such instrument or chattel paper to the Bank, including any letter of credit delivered to the Grantor to support a shipment of inventory by the Grantor.

                  (b) The Grantor will promptly advise the Bank whenever an account debtor refuses to retain or returns any goods from the sale of which an account arose and will comply with any instructions that the Bank may give regarding the sale or other disposition of such returns. From time to time with such frequency as the Bank may request, the Grantor will report to the Bank all credits given to account debtors on all accounts.

                  (c) Upon request of the Bank, Grantor will immediately notify the Bank if any account arises out of contracts with the United States or any department, agency or instrumentality thereof, and will execute any instruments and take any steps required by the Bank so that all monies due and to become due under such contract shall be assigned to the Bank and notice of the assignment given to and acknowledged by the appropriate government agency or authority under the Federal Assignment of Claims Act.

                  (d) At any time after the occurrence of an Event of Default, and without notice to the Grantor, the Bank may direct any persons who are indebted to the Grantor on any Collateral consisting of accounts or general intangibles to make payment directly to the Bank of the amounts due. The Bank is authorized to give receipts to such account debtors for any such payments and the account debtors will be protected in making such payments to the Bank. Upon the Bank's written request, the Grantor will establish with the Bank and maintain a lockbox account ("Lockbox") with the Bank and a depository account(s) ("Cash Collateral Account") with the Bank subject to the provisions of this subparagraph and such other related agreements as the Bank may require, and the Grantor shall notify its account debtors to remit payments directly to the Lockbox. Thereafter, funds collected in the Lockbox shall be transferred to the Cash Collateral Account, and funds in the Cash Collateral Account shall be applied by the Bank, daily, to reduce the outstanding Obligations.

         8. Further Assurances. At the Bank's request, the Grantor will join with the Bank in executing one or more financing, continuation or amendment statements pursuant to the UCC in form satisfactory to the Bank and will pay the cost of preparing and filing the same in all jurisdictions in which such filing is deemed by the Bank to be necessary or desirable in order to perfect, preserve and protect its security interests. The Grantor authorizes the Bank to file financing, continuation or amendment statements pursuant to the UCC with respect to all or any part of the Collateral without the Grantor's signature, where permitted by law. A carbon, photographic or other copy of this Agreement or of a UCC financing statement may be filed as and in lieu of a UCC financing statement. At the Bank's request, the Grantor will execute, in form satisfactory to the Bank, a Rider to Security Agreement - Copyrights (if any Collateral
consists  of  registered  or  unregistered  copyrights),  a  Rider  to  Security
Agreement  -  Patents  (if  any   Collateral   consists  of  patents  or  patent
applications), a Rider to Security Agreement - Trademarks (if any Collateral consists of trademarks, tradenames, tradestyles or trademark applications). If any Collateral consists of depository accounts not maintained with the Bank or one of its affiliates, or any securities entitlement, securities account or other investment property, then at the Bank's request the Grantor will execute, and will cause the depository institution or securities intermediary upon whose books and records the ownership interest of the Grantor in such Collateral appears, such Pledge Agreements, Notification and Control Agreements or other agreements as the Bank deems necessary in order to perfect and protect its security interest in such Collateral, in each case in a form reasonably satisfactory to the Bank.

         9. Events of Default. The Grantor shall, at the Bank's option, be in default under this Agreement upon the happening of any of the following events or conditions (each, an "Event of Default"): (a) any Event of Default (as defined in any of the Obligations); (b) any default under any of the Obligations that does not have a defined set of "Events of Default" and the lapse of any notice or cure period provided in such Obligations with respect to such default;
(c) demand by the Bank under any of the Obligations  that have a demand feature;
(d) the failure by the Grantor to perform any of its obligations under this Agreement; (e) falsity, inaccuracy or material breach by the Grantor of any written warranty, representation or statement made or furnished to the Bank by or on behalf of the Grantor; (f) an uninsured material loss, theft, damage, or destruction to any of the Collateral, or the entry of any judgment against the Grantor or any lien against or the making of any levy, seizure or attachment of or on the Collateral; (g) the failure of the Bank to have a perfected first priority security interest in the Collateral; or (h) any indication or evidence received by the Bank that the Grantor may have directly or indirectly been engaged in any type of activity which, in the Bank's discretion, might result in the forfeiture of any property of the Grantor to any governmental entity, federal, state or local.

         10. Remedies. Upon the occurrence of any such Event of Default and at any time thereafter, the Bank may declare all Obligations secured hereby immediately due and payable and shall have, in addition to any remedies provided herein or by any applicable law or in equity, all the remedies of a secured party under the UCC. The Bank's remedies include, but are not limited to, the right to (a) peaceably by its own means or with judicial assistance enter the Grantor's premises and take possession of the Collateral without prior notice to the Grantor or the opportunity for a hearing, (b) render the Collateral unusable, (c) dispose of the Collateral on the Grantor's premises, (d) require the Grantor to assemble the Collateral and make it available to the Bank at a place designated by the Bank, and (e) notify the United States Postal Service to send the Grantor's mail to the Bank. Unless the Collateral is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market, the Bank will give the Grantor reasonable notice of the time and place of any public sale thereof or of the time after which any private sale or any other intended disposition thereof is to be made. The requirements of commercially reasonable notice shall be met if such notice is sent to the Grantor at least ten (10) days before the time of the intended sale or disposition. Expenses of retaking, holding, preparing for sale, selling or the like shall include the Bank's reasonable attorney's fees and legal expenses, incurred or expended by the Bank to enforce any payment due it under this Agreement either as against the Grantor, or in the prosecution or defense of any action, or concerning any matter growing out of or connection with the subject matter of this Agreement and the Collateral pledged hereunder. The Grantor waives all relief from all appraisement or exemption laws now in force or hereafter enacted.

         11. Power of Attorney. The Grantor does hereby make, constitute and appoint any officer or agent of the Bank as the Grantor's true and lawful attorney-in-fact, with power to (a) endorse the name of the Grantor or any of the Grantor's officers or agents upon any notes, checks, drafts, money orders, or other instruments of payment or Collateral that may come into the Bank's possession in full or part payment of any Obligations; (b) so long as any Event of Default has occurred and is continuing, sue for, compromise, settle and release all claims and disputes with respect to, the Collateral; and (c) sign, for the Grantor, financing, continuation or amendment statements pursuant to the UCC, or supplemental intellectual property security agreements; granting to the Grantor's said attorney full power to do any and all things necessary to be done in and about the premises as fully and effectually as the Grantor might or could do. The Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is coupled with an interest, and is irrevocable.

         12. Payment of Expenses. At its option, with notice to the Grantor, the Bank may discharge taxes, liens, security interests or such other encumbrances as may attach to the Collateral, may pay for required insurance on the Collateral and may pay for the maintenance, appraisal or reappraisal, and preservation of the Collateral, as determined by the Bank to be necessary. The Grantor will reimburse the Bank on demand for any payment so made or any expense incurred by the Bank pursuant to the foregoing authorization, and the Collateral also will secure any advances or payments so made or expenses so incurred by the Bank.

         13. Notices. All notices, demands, requests, consents, approvals and other communications required or permitted hereunder must be in writing and will be effective upon receipt. Such notices and other communications may be hand delivered, sent by facsimile transmission with confirmation of delivery and a copy sent by first-class mail, or sent by nationally recognized overnight courier service, to a party's address set forth above or to such other address as any party may give to the other in writing for such purpose.

         14. Preservation of Rights. No delay or omission on the Bank's part to exercise any right or power arising hereunder will impair any such right or power or be considered a waiver of any such right or power, nor will the Bank's action or inaction impair any such right or power. The Bank's rights and remedies hereunder are cumulative and not exclusive of any other rights or remedies which the Bank may have under other agreements, at law or in equity.

         15. Illegality. In case any one or more of the provisions contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

         16. Changes in Writing. No modification, amendment or waiver of any provision of this Agreement nor consent to any departure by the Grantor therefrom will be effective unless made in a writing signed by the Bank, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Grantor in any case will entitle the Grantor to any other or further notice or demand in the same, similar or other circumstance.

         17. Entire Agreement. This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

         18. Counterparts. This Agreement may be signed in any number of counterpart copies and by the parties hereto on separate counterparts, but all such copies shall constitute one and the same instrument. Delivery of an executed counterpart of signature page to this Agreement by facsimile transmission shall be effective as delivery of a manually executed counterpart. Any party so executing this Agreement by facsimile transmission shall promptly deliver a manually executed counterpart, provided that any failure to do so shall not affect the validity of the counterpart executed by facsimile transmission.

         19. Successors and Assigns. This Agreement will be binding upon and inure to the benefit of the Grantor and the Bank and their respective successors and assigns; provided, however, that the Grantor may not assign this Agreement in whole or in part without the Bank's prior written consent and the Bank at any time may assign this Agreement in whole or in part.

         20. Interpretation. In this Agreement, unless the Bank and the Grantor otherwise agree in writing, the singular includes the plural and the plural the singular; words importing any gender include the other genders; references to statutes are to be construed as including all statutory provisions consolidating, amending or replacing the statute referred to; the word "or" shall be deemed to include "and/or", the words "including", "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections) or exhibits are to those of this Agreement unless otherwise indicated. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose. If this Agreement is executed by more than one Grantor, the obligations of such persons or entities will be joint and several.

         21. Indemnity. The Grantor agrees to indemnify each of the Bank, its directors, officers and employees and each legal entity, if any, who controls the Bank (the "Indemnified Parties") and to hold each Indemnified Party harmless from and against any and all claims, damages, losses, liabilities and expenses (including all fees and charges of internal or external counsel with whom any Indemnified Party may consult and all expenses of litigation or preparation therefor) which any Indemnified Party may incur or which may be asserted against any Indemnified Party as a result of the execution of or performance under this Agreement; provided, however, that the foregoing indemnity agreement shall not apply to claims, damages, losses, liabilities and expenses solely attributable to an Indemnified Party's gross negligence or willful misconduct. The indemnity agreement contained in this Section shall survive the termination of this Agreement. The Grantor may participate at its expense in the defense of any such claim.

         22. Governing Law and Jurisdiction. This Agreement has been delivered to and accepted by the Bank and will be deemed to be made in the Commonwealth of Pennsylvania. THIS AGREEMENT WILL BE INTERPRETED AND THE RIGHTS AND LIABILITIES OF THE PARTIES HERETO DETERMINED IN ACCORDANCE WITH THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, EXCEPT THAT THE LAWS OF THE STATE WHERE ANY COLLATERAL IS LOCATED (IF DIFFERENT FROM THE COMMONWEALTH OF PENNSYLVANIA) SHALL GOVERN THE CREATION, PERFECTION AND FORECLOSURE OF THE LIENS CREATED HEREUNDER ON SUCH PROPERTY OR ANY INTEREST THEREIN. The Grantor hereby irrevocably consents to the exclusive jurisdiction of any state or federal court in the county or judicial district where the Bank's office indicated above is located; provided that nothing contained in this Agreement will prevent the Bank from bringing any action, enforcing any award or judgment or exercising any rights against the Grantor individually, against any security or against any property of the Grantor within any other county, state or other foreign or domestic jurisdiction. The Bank and the Grantor agree that the venue provided above is the most convenient forum for both the Bank and the Grantor. The Grantor waives any objection to venue and any objection based on a more convenient forum in any action instituted under this Agreement.

         23. WAIVER OF JURY TRIAL. EACH OF THE GRANTOR AND THE BANK IRREVOCABLY WAIVES ANY AND ALL RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR CLAIM OF ANY NATURE RELATING TO THIS AGREEMENT, ANY DOCUMENTS EXECUTED IN CONNECTION WITH THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED IN ANY OF SUCH

DOCUMENTS. THE GRANTOR AND THE BANK ACKNOWLEDGE THAT THE FOREGOING WAIVER IS KNOWING AND VOLUNTARY.

         24. Additional Provisions. The following shall be excluded from the definition of Collateral: N/A.

The following additional  provisions are made a part of this Security Agreement:
None.


WITNESS the due execution hereof as a document under seal, as of the date first written above.

                                               BORROWER:

WITNESS/ATTEST:                                STV GROUP, INCORPORATED

/s/ Lori Jo Berk                               By:  /s/ Peter W. Knipe    (SEAL)
Print Name:  Lori Jo Berk                      Print Name:  Peter W. Knipe
Title:  Admin. Asst.                           Title:  CFO


WITNESS/ATTEST:                                STV INCORPORATED

/s/ Lori Jo Berk                               By:  /s/ Peter W. Knipe    (SEAL)
Print Name:  Lori Jo Berk                      Print Name:  Peter W. Knipe
Title:  Admin. Asst.                           Title:  CFO


WITNESS/ATTEST:                                STV CONSTRUCTION SERVICES, INC.

/s/ Lori Jo Berk                               By:  /s/ Peter W. Knipe    (SEAL)
Print Name:  Lori Jo Berk                      Print Name:  Peter W. Knipe
Title:  Admin. Asst.                           Title:  CFO


WITNESS/ATTEST:                                STV INTERNATIONAL, INC.

/s/ Lori Jo Berk                               By:  /s/ Peter W. Knipe    (SEAL)
Print Name:  Lori Jo Berk                      Print Name:  Peter W. Knipe
Title:  Admin. Asst.                           Title:  CFO


                [SIGNATURES ARE CONTINUED ON THE FOLLOWING PAGE]

WITNESS/ATTEST:                                STV/ENVIRONMENTAL, INC.

/s/ Lori Jo Berk                               By:  /s/ Peter W. Knipe    (SEAL)
Print Name:  Lori Jo Berk                      Print Name:  Peter W. Knipe
Title:  Admin. Asst.                           Title:  CFO


WITNESS/ATTEST:                                STV SURVEYING, INC.

/s/ Lori Jo Berk                               By:  /s/ Peter W. Knipe    (SEAL)
Print Name:  Lori Jo Berk                      Print Name:  Peter W. Knipe
Title:  Admin. Asst.                           Title:  CFO


WITNESS/ATTEST:                                STV CONSTRUCTION, INC.

/s/ Lori Jo Berk                               By:  /s/ Peter W. Knipe    (SEAL)
Print Name:  Lori Jo Berk                      Print Name:  Peter W. Knipe
Title:  Admin. Asst.                           Title:  CFO


WITNESS/ATTEST:                                STV ARCHITECTS, INC.

/s/ Lori Jo Berk                               By:  /s/ Peter W. Knipe    (SEAL)
Print Name:  Lori Jo Berk                      Print Name:  Peter W. Knipe
Title:  Admin. Asst.                           Title:  Secretary


WITNESS/ATTEST:                                STV SILVER & ZISKIND ARCHITECTS,
                                               P.C.

/s/ Lori Jo Berk                               By:  /s/ Peter W. Knipe    (SEAL)
Print Name:  Lori Jo Berk                      Print Name:  Peter W. Knipe
Title:  Admin. Asst.                           Title:  Secretary


WITNESS/ATTEST:                                STV ARCHITECTS, P.C.

/s/ Lori Jo Berk                               By:  /s/ Michael D. Garz   (SEAL)
Print Name:  Lori Jo Berk                      Print Name:  Michael D. Garz
Title:  Admin. Asst.                           Title:  President